UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2015 (September 10, 2015)

Gray Television, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13796	58-0285030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

4370 Peachtree Road, Atlanta GA		30319
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(404) 504-9828

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

Beginning on September 10, 2015, Gray Television, Inc. (the “Company”) intends to meet from time to time and make presentations to prospective investors. Exhibit 99.1 provides a copy of the slides that may be used in connection with and/or referenced in such meetings. Exhibit 99.1 is incorporated herein by reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

Number	Name

99.1	Prospective investor meeting slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Senior Vice President and Chief Financial Officer

Date: September 10, 2015

EXHIBIT INDEX

Number	Name

99.1	Prospective investor meeting slides

 4